                Americredit Automobile Receivables Trust 1997-C
                      Class A-1 5.660% Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.300% Asset Backed Notes
                      Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of August 12, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:    08/12/97
Monthly Period Ending:       08/31/97

I.     MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
       A.  Beginning of period Aggregate Principal Balance                                                 $300,000,000
                                                                                                           ------------
       B.  Purchase of Subsequent Receivables                                                                         0
                                                                                                           ------------
       C.  Monthly Principal Amounts
           (1)  Collections on Receivables outstanding
                 at end of period                                                                4,262,716
                                                                                              ------------
           (2)  Collections on Receivables paid off
                 during period                                                                     713,766
                                                                                              ------------
           (3)  Receivables becoming Liquidated Receivables
                 during period                                                                     280,062
                                                                                              ------------
           (4)  Receivables becoming Purchased Receivables
                 during period
                                                                                              ------------
           (5)  Cram Down Losses occurring during period
                                                                                              ------------
           (6)  Other Receivables adjustments                                                       90,082
                                                                                              ------------
           (7)  Less amounts allocable to Interest                                              (3,149,924)
                                                                                              ------------
           Total Monthly Principal Amounts                                                                    2,196,702
                                                                                                           ------------
       D.  End of period Aggregate Principal Balance                                                       $297,803,298
                                                                                                           ------------
                                                                                                           ------------
       E.  Pool Factor                                                                                       99.267766%
                                                                                                           ------------
                                                                                                           ------------
II.    MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                                      Class A-1   Class A-2    Class A-3      TOTAL
       A.  Beginning of period Note Balance                           ---------   ---------    ---------      -----
                                                                     $83,000,000 $135,000,000 $107,000,000 $325,000,000
                                                                     ----------- ------------ ------------ ------------
       B.  Noteholders' Principal Distributable Amount                 2,196,702            0            0    2,196,702
       C.  Noteholders' Accelerated Principal Amount                   1,568,218            0            0    1,568,218
       D.  Accelerated Payment Amount Shortfall                           40,557            0            0       40,557
       E.  Note Prepayment Amount                                              0            0            0            0
       F.  Deficiency Claim Amount                                             0            0            0            0
                                                                     ----------- ------------ ------------ ------------
       G.  End of period Note Balance                                $79,194,523 $135,000,000 $107,000,000 $321,194,523
                                                                     ----------- ------------ ------------ ------------
                                                                     ----------- ------------ ------------ ------------
       H.  Note Pool Factors                                          95.415088%  100.000000%  100.000000%   98.829084%
                                                                     ----------- ------------ ------------ ------------
                                                                     ----------- ------------ ------------ ------------
                                       1


III.   RECONCILIATION OF PRE-FUNDING ACCOUNT:
       A.  Beginning of period Pre-Funding Account balance                                                  $25,000,000
                                                                                                           ------------
       B.  Purchase of Subsequent Receivables                                                            0
                                                                                              ------------
       C.  Investment Earnings                                                                      48,493
                                                                                              ------------
       D.  Investment Earnings Transfer to Collections Account                                     (48,493)
                                                                                              ------------
       E.  Payment of Mandatory Prepayment Amount
                                                                                              ------------
                                                                                                                      0
                                                                                                           ------------
       F.  End of period Pre-Funding Account balance                                                        $25,000,000
                                                                                                           ------------
                                                                                                           ------------
IV.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
       A.  Total Monthly Principal Amounts                                                                   $2,196,702
                                                                                                           ------------
       B.  Required Pro-forma Security Balance                                                 290,522,968
                                                                                              ------------
       C.  Pro-forma Security Balance (Assuming 100% Paydown
            of Total Monthly Principal Amounts)                                                322,803,298
                                                                                              ------------
       D.  Step-down Amount (B. - C.)                                                                                 0
                                                                                                           ------------
       E.  Principal Distributable Amount (A.- D.)                                                           $2,196,702
                                                                                                           ------------
                                                                                                           ------------
V.     RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
       A.  Beginning of period Capitalized Interest Account balance                                            $170,048
                                                                                                           ------------
       B.  Monthly Capitalized Interest Amount                                                     (17,073)
                                                                                              ------------
       C.  Investment Earnings                                                                         503
                                                                                              ------------
       D.  Investment Earnings Transfer to Collections Account                                        (503)
                                                                                              ------------
       E.  Payment of Overfunded Capitalized Interest Amount                                       (48,807)
                                                                                              ------------
       F.  Payment of Remaining Capitalized Interest Account                                             0
                                                                                              ------------      (65,880)
                                                                                                           ------------
       G.  End of period Capitalized Interest Account balance                                                  $104,168
                                                                                                           ------------
                                                                                                           ------------
VI.    RECONCILIATION OF COLLECTION ACCOUNT:
       A.  Available Funds:
           (1)  Collections on Receivables during period
                 (net of Liquidation Proceeds)                                                  $4,976,482
                                                                                              ------------
           (2)  Liquidation Proceeds collected
                 during period                                                                      21,111
                                                                                              ------------
           (3)  Purchase Amounts deposited in Collection Account
                                                                                              ------------
           (4)  (a)  Investment Earnings - Collection Account                                        9,517
                                                                                              ------------
                (b)  Investment Earnings - Transfer From Prefunding Account                         48,493
                                                                                              ------------
                (c)  Investment Earnings - Transfer From Capitalized Interest Account                  503
                                                                                              ------------
           (5)  Collection of Supplemental Servicing Fees
                (a)  Extension Fees
                                                                                              ------------
                (b)  Repo and Recovery Fees Advanced                                                   580
                                                                                              ------------
                (c)  Other Fees                                                                     19,323
                                                                                              ------------
           (6)  Monthly Capitalized Interest Amount                                                 17,073
                                                                                              ------------
           (7)  Mandatory Prepayment Amount
                                                                                              ------------
           Total Available Funds                                                                              5,093,082
                                                                                                           ------------
       B.  Distributions:
           (1)  Base Servicing Fee and Supplemental Servicing Fees
                (a)  Base Servicing Fee                                                            373,750
                                                                                              ------------
                (b)  Repo and Recovery Fees                                                            580
                                                                                              ------------
                (c)  Other Fees                                                                     19,323
                                                                                              ------------
           (2)  Agent fees                                                                           1,850
                                                                                              ------------
           (3)  Noteholders' Interest Distributable Amount
                (a)  Class A - 1                                                                   208,791
                                                                                              ------------
                (b)  Class A - 2                                                                   343,969
                                                                                              ------------
                (c)  Class A - 3                                                                   299,600
                                                                                              ------------
           (4)  Noteholders' Principal Distributable Amount
                (a)  Class A - 1                                                                 2,196,702
                                                                                              ------------
                (b)  Class A - 2                                                                         0
                                                                                              ------------
                (c)  Class A - 3                                                                         0
                                                                                              ------------
           (5)  Security Insurer Premiums                                                           80,299
                                                                                              ------------
           Total distributions                                                                                3,524,864
                                                                                                           ------------
       C.  Excess Available Funds (or Deficiency Claim Amount)                                                1,568,218
                                                                                                           ------------
       D.  Noteholders' Accelerated Principal Amount                                                         (1,568,218)
                                                                                                           ------------
       E.  Deposit to Spread Account                                                                                 $0
                                                                                                           ------------
                                                                                                           ------------

                                       2

VII.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
       A.  Excess Available Funds (VI.C.)                                                       $1,568,218
                                                                                              ------------
       B.  Pro Forma Security Balance (II.A.-II.B.)                                            322,803,298
                                                                                              ------------
       C.  Required Pro Forma Security Balance (90% x (I.D.+III.F.)                            290,522,968
                                                                                              ------------
       D.  Excess of Pro Forma Balance over Required Balance (B. - C.)                          32,280,330
                                                                                              ------------
       E.  End of Period Class A-1 Note Balance                                                 80,803,298
                                                                                              ------------
       F.  Greater of D. or E.                                                                  80,803,298
                                                                                              ------------
       G.  Accelerated Principal Amount (lesser of A. or F.)                                                 $1,568,218
                                                                                                           ------------
VIII.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
       A.  Pro Forma Security Balance                                                         $322,803,298
                                                                                              ------------
       B.  Required Pro Forma Security Balance                                                 290,522,968
                                                                                              ------------
       C.  Excess of Pro Forma Balance over Required Balance (A. - B.)                          32,280,330
                                                                                              ------------
       D.  End of Period Class A-1 Note Balance                                                 80,803,298
                                                                                              ------------
       E.  Greater of C. or D.                                                                  80,803,298
                                                                                              ------------
       F.  Excess Available Funds (VI.C.)                                                        1,568,218
                                                                                              ------------
       G.  Investment Earnings on Collection Account                                                 9,517
                                                                                              ------------
       H.  Accelerated Payment Amount Shortfall (E.- F.+G.)                                                 $79,244,597
                                                                                                           ------------
IX.    RECONCILIATION OF SPREAD ACCOUNT:
       A.  Beginning of period Spread Account balance                                                       $24,000,000
                                                                                                           ------------
       B.  Additions to Spread Account
           (1)  Deposits from Collections Account (VI. E.)                                               0
                                                                                              ------------
           (2)  Investment Earnings                                                                 40,557
                                                                                              ------------
           (3)  Deposits Related to Subsequent Receivables Purchases                                     0
                                                                                              ------------
           Total Additions                                                                                       40,557
                                                                                                           ------------
       C.  Less Deficiency Claim Amount
                                                                                                           ------------
       D.  Spread Account balance available for withdrawals                                                  24,040,557
                                                                                                           ------------
       E.  Requisite Amount of Spread Account
           (1)  Initial Spread Account Deposit                                                 $24,000,000
                                                                                              ------------
           (2)  Subsequent Spread Account Deposits                                                       0
                                                                                              ------------
           (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                      24,000,000
                                                                                              ------------
           (4)  8% of end of period Aggregate Principal Balance                                 23,824,264
                                                                                              ------------
           (5)  $100,000                                                                           100,000
                                                                                              ------------
           (6)  2% of Original Pool Balance                                                      6,000,000
                                                                                              ------------
           (7)  End of period Note Balance                                                     321,194,523
                                                                                              ------------
           (8)  Lesser of (6) or (7)                                                             6,000,000
                                                                                              ------------
           (9)  Greater of (5) or (8)                                                            6,000,000
                                                                                              ------------
           (10) Aggregate Principal Balance                                                    297,803,298
                                                                                              ------------
           (11) End of period Note Balance                                                     321,194,523
                                                                                              ------------
           (12) Line (10) less line (11)                                                       (23,391,225)
                                                                                              ------------
           (13) OC level (12) / (10) , Maximum 10%                                                  (7.85%)
                                                                                              ------------
           (14) 13% less OC level, if OC level is greater than 5%                                      n/a
                                                                                              ------------
           (15) Percent in (13) or (14)) x End of period Aggregate Principal Balance                   n/a
                                                                                              ------------
           (16) 15% of end of period Aggregate Principal Balance if Trigger Date                       n/a
                                                                                              ------------
           Requisite Amount of Spread Account (either (3),(4), (9), (15), or (16) as applicable)             24,000,000
                                                                                                           ------------
       F.  Withdrawals from Spread Account
           (1)  Priority Second through Third
                                                                                              ------------
           (2)  Priority Fourth - Accelerated Payment Amount Shortfall             79,244,597
                                                                                 ------------
                 Accelerated Payment Amount Shortfall in Excess of Requisite Amount                 40,557
                                                                                              ------------
           (3)  Priority Fifth through Sixth
                                                                                              ------------
           (4)  Priority Seventh - to Servicer
                                                                                              ------------
           Total withdrawals                                                                                     40,557
                                                                                                           ------------
       G.  End of period Spread Account balance                                                             $24,000,000
                                                                                                           ------------

                                       3


X.     MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:
       A.  Beginning of period number of Receivables                                                             24,730
                                                                                                           ------------
       B.  Number of Subsequent Receivables Purchased                                                                 0
                                                                                                           ------------
       C.  Number of Receivables becoming Liquidated
            Receivables during period                                                                                24
                                                                                                           ------------
       D.  Number of Receivables becoming Purchased
            Receivables during period
                                                                                                           ------------
       E.  Number of Receivables paid off during period                                                              79
                                                                                                           ------------
       F.  End of period number of Receivables                                                                   24,627
                                                                                                           ------------
                                                                                                           ------------
XI.    STATISTICAL DATA:
       A.  Weighted Average APR of the Receivables                                                               19.79%
                                                                                                           ------------
       B.  Weighted Average Remaining Term of the Receivables                                                     53.97
                                                                                                           ------------
       C.  Average Receivable Balance                                                                           $12,093
                                                                                                           ------------
       D.  Aggregate Realized Losses                                                                           $258,951
                                                                                                           ------------

By:    __________________________________
Name:  Preston A. Miller
Title: Senior Vice President & Treasurer
Date:  September 2, 1997

               AmeriCredit Automobile Receivables Trust 1997-C
                     Class A-1 5.660% Asset Backed Notes
                 Class A-2 Floating Rate Asset Backed Notes
                     Class A-3 6.300% Asset Backed Notes
                           Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of August 12, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning: 08/12/97
Monthly Period Ending:    08/31/97

I.     MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                                      Class A-1   Class A-2    Class A-3      TOTAL
                                                                      ---------   ---------    ---------      -----
       A.  Preliminary End of period Note Balance                    $79,194,523 $135,000,000 $107,000,000 $321,194,523
                                                                     ----------- ------------ ------------ ------------
       B.  Deficiency Claim Amount                                             0            0            0            0
       C.  End of period Note Balance                                $79,194,523 $135,000,000 $107,000,000 $321,194,523
                                                                     ----------- ------------ ------------ ------------
                                                                     ----------- ------------ ------------ ------------
       D.  Note Pool Factors                                          95.415088%  100.000000%  100.000000%   98.829084%
                                                                     ----------- ------------ ------------ ------------
                                                                     ----------- ------------ ------------ ------------
II.    RECONCILIATION OF SPREAD ACCOUNT:
       A.  Preliminary End of period Spread Account balance                                                 $24,000,000
                                                                                                           ------------
       B.  Priority First - Deficiency Claim Amount from preliminary certificate                                      0
                                                                                                           ------------
       C.  End of period Spread Account balance                                                             $24,000,000
                                                                                                           ------------
X.     PERFORMANCE TESTS:
       A.  Delinquency Ratio
           (1)  Receivables with Scheduled Payment
                 delinquent more than 30 days
                 at end of period                                                               $8,252,763
                                                                                              ------------
           (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                                              ------------
           (3)  Beginning of period Principal Balance                                          300,000,000
                                                                                              ------------
           (4)  Delinquency Ratio (1)+(2) divided by (3)                                                          2.75%
                                                                                                           ------------
           (5)  Previous Monthly Period Delinquency Ratio                                                         0.00%
                                                                                                           ------------
           (6)  Second previous Monthly Period Delinquency Ratio                                                  0.00%
                                                                                                           ------------
           (7)  Average Delinquency Ratio (4)+(5)+(6)
                 divided by 3                                                                                     0.92%
                                                                                                           ------------
           (8)  Deposit Level
                (a) Ending Spread Account Balance                                               24,000,000
                                                                                              ------------
                (b) Aggregate Principal Balance                                                297,803,298
                                                                                              ------------
                (c) (a)/(b)                                                                          8.06%
                                                                                              ------------
                (d) End of period Note Balance                                                 321,194,523
                                                                                              ------------
                (e) Line (8)(b) less line (8)(d)                                               (23,391,225)
                                                                                              ------------
                (f) OC level (e) / (b) , Maximum 10%                                                (7.85%)
                                                                                              ------------
                (g) Deposit Level (c)+(f)                                                                         0.21%
                                                                                                           ------------
           (9)  Compliance (Delinquency Test is Failure if
                 Deposit Level is less than or =15% and Delinquency Rate is greater than or = 14% or
                 Deposit Level is greater than 15% & less than or =17% and Delinquency Rate is greater than or = 15% or
                 Deposit Level is greater than 17% & less than or =25% and Delinquency Rate is
                 greater than or = 16%)                                                                              yes
                                                                                                           ------------

                                       1


       B.  Cumulative Default Rate
           (1)  Defaulted Receivables in Current Period                                           $377,446
                                                                                              ------------
           (2)  Cumulative Defaulted Receivables Including
                 Defaulted Receivables in Current Period                                           377,446
                                                                                              ------------
           (3)  Original Pool Balance                                                          300,000,000
                                                                                              ------------
           (4)  Cumulative Default Rate (2) divided by (3)                                                        0.13%
                                                                                                           ------------
           (5)  Compliance (Default Test Failure is a Cumulative
                 Default Rate equal to or greater than 5.26%.)                                                      yes
                                                                                                           ------------
       C.  Cumulative Net Loss Rate
           (1)  Receivables becoming Liquidated Receivables during period                         $280,062
                                                                                              ------------
           (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30 days at end of period
                                                                                              ------------
           (3)  Cram Down Losses occurring during period
                                                                                              ------------
           (4)  Liquidation Proceeds collected during period                                       (21,111)
                                                                                              ------------
           (5)  Net Losses during period (1)+(2)+(3)-(4)                                           258,951
                                                                                              ------------
           (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                              0
                                                                                              ------------
           (7)  50% of Receivables with Scheduled Payment delinquent
                 more than 90 days at end of period                                                      0
                                                                                              ------------
           (8)  Original Aggregate Principal Balance plus Pre-Funded Amount
                 as of the Closing Date                                                        325,000,000
                                                                                              ------------
           (9)  Cumulative Net Loss Rate (5)+(6)+(7) divided by (8)                                               0.08%
                                                                                                           ------------
           (10) Compliance (Net Loss Test Failure is a
                 Net Loss Rate equal to or greater than 3.01%.)                                                     yes
                                                                                                           ------------
       D.  Extension Rate
           (1)  Principal Balance of Receivables extended during current period                    145,092
                                                                                              ------------
           (2)  Beginning of Period Aggregate Principal Balance                                300,000,000
                                                                                              ------------
           (3)  Extension Rate (1) divided by (2)                                                                 0.05%
                                                                                                           ------------
           (4)  Previous Monthly Extension Rate                                                                   0.00%
                                                                                                           ------------
           (5)  Second previous Monthly Extension Rate                                                            0.00%
                                                                                                           ------------
           (6)  Average Extension Rate (3)+(4)+(5)
                 divided by 3                                                                                     0.02%
                                                                                                           ------------
           (7)  Compliance (Extension Test Failure is an
                 Extension Rate equal to or greater than 4%.)                                                       yes
                                                                                                           ------------
XI.    DELINQUENCY:
       A.  Receivables with Scheduled Payment delinquent

           (1)  31-60 days                                                                      #      653   $8,132,604
                                                                                              ------------ ------------
           (2)  61-90 days                                                                              10      120,159
                                                                                              ------------ ------------
           (3)  over 90 days                                                                             0            0
                                                                                              ------------ ------------
           Receivables with Scheduled Payment delinquent
            more than 30 days at end of period                                                         663   $8,252,763
                                                                                              ------------ ------------
                                                                                              ------------ ------------

By:    __________________________________
Name:  Daniel E. Berce
Title: Vice Chairman & Chief Financial Officer
Date:  September 5, 1997

                                       2